1Q08 Earnings Conference Call Supplemental Materials April 22, 2008 Exhibit 99.2

Forward Looking Statements
Forward Looking Statements
Safe Harbor
Safe Harbor
Statements contained in this presentation which are
Statements contained in this presentation which are
not historical facts and which pertain to future
not historical facts and which pertain to future
operating results of IBERIABANK Corporation and its
operating results of IBERIABANK Corporation and its
subsidiaries constitute “forward-looking statements”
subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation
within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking
Reform Act of 1995. These forward-looking
statements involve significant risks and uncertainties.
statements involve significant risks and uncertainties.
Actual results may differ materially from the results
Actual results may differ materially from the results
discussed in these forward-looking statements.
discussed in these forward-looking statements.
Factors that might cause such a difference include,
Factors that might cause such a difference include,
but are not limited to, those discussed in the
but are not limited to, those discussed in the
Company’s periodic filings with the SEC.
Company’s periodic filings with the SEC.

3 Introductory Comments

Introductory Comments
Introductory Comments
Summary
Summary
Exceptional Deposit Growth (Campaign-Driven)
Exceptional Deposit Growth (Campaign-Driven)
Loan Growth Tempered By Credit Card Sale
Loan Growth Tempered By Credit Card Sale
$6.9 Million Pre-Tax Gain On $30MM Credit Card Sale
$6.9 Million Pre-Tax Gain On $30MM Credit Card Sale
$2.7 Million Loan Loss Provision In 1Q08
$2.7 Million Loan Loss Provision In 1Q08
Small Construction Exposure Continuing To Decline
Small Construction Exposure Continuing To Decline
Seasonal Businesses Influencing 1Q08 Results
Seasonal Businesses Influencing 1Q08 Results
Expenses Well Contained And Well Capitalized
Expenses Well Contained And Well Capitalized
Margin Compression: Deposit Campaign & Others
Margin Compression: Deposit Campaign & Others
Shifted To Become Slightly Asset Sensitive
Shifted To Become Slightly Asset Sensitive

Introductory Comments
Introductory Comments
Distinctively Different
Distinctively Different
One Of Oldest Banks In LA -
One Of Oldest Banks In LA -
March 12, 1887
March 12, 1887
Favorably Positioned For Interest Rate Moves
Favorably Positioned For Interest Rate Moves
Positioned Well For Mortgage Refinancing Wave
Positioned Well For Mortgage Refinancing Wave
No Toxic Investments
No Toxic Investments
Stable And Countercyclical Markets
Stable And Countercyclical Markets
Favorable Competitive Dynamics
Favorable Competitive Dynamics
Extremely Small C&D Exposure
Extremely Small C&D Exposure
Taking Corrective Action Early & Aggressively
Taking Corrective Action Early & Aggressively
Delivering On Long-Term Investments
Delivering On Long-Term Investments
Growth Opportunities
Growth Opportunities

Introductory Comments
Introductory Comments
Change In Stock Price
Change In Stock Price
Source: Stifel Nicolaus, As Of April 18, 2008 Source: Stifel Nicolaus, As Of April 18, 2008
58%
27%
45%
47%
13%
-4%
16%
-21%
1%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
60%
2000 2001 2002 2003 2004 2005 2006 2007 YTD
2008
IBKC
S&P Banks
NASDAQ Banks
DJIA
S&P 500
Russell 2000
Source: Stifel Nicolaus, March 20, 2008

7 Asset Quality

Asset
Asset
Quality
Quality
Pulaski
Pulaski
Builder
Builder
Exposure
Exposure
# Of Loans
$ Funded % Of Line Average
Funded Committed Committed %Total Funded $ Funded
Builder Loans
-- --
Memphis Area 17,849 $      18,025 $      85 33.5% 99% 209,988 $
North Mississippi 5,047 5,047 26 9.5% 100% 194,125 $
Little Rock 16,408 17,828 89 30.8% 92% 184,357 $
Northeast Ark. 3,046 3,445 22 5.7% 88% 138,450 $
Northwest Ark. 10,971 11,119 85 20.6% 99% 129,068 $
Total 53,321 $      55,464 $      307 100.0% 96% 173,683 $
On 12/31/07 61,823 $      68,183 $     401 100.0% 91% 154,172 $
By Dollar Amount ($000)
Development Lot Development
Loans Loans <100% 100% Loans Lots <100% 100%
Memphis Area 2,051 $           4,291 $ 468 $       11,040 $  1 88 3 59
North Mississippi - 517 - 4,530 - 13 - 22
Little Rock 2,267 2,073 3,315 8,753 1 38 21 53
Northeast Ark. 400 738 385 1,522 1 4 5 10
Northwest Ark. - 1,432 552 8,987 - 31 4 55
Total 4,718 $           9,051 $ 4,720 $    34,832 $  3 174 33 199
On 12/31/07 4,807 $           8,810 $ 17,791 $ 30,414 $ 3 209 87 214
%Total - 3/31/08 9% 17% 9% 65% 1% 43% 8% 49%
%Total - 12/31/07 8% 14% 29% 49% 1% 41% 17% 42%
By Dollar Amount ($000) Number
House %Completed House %Completed
% Balance
Funded Loans Discounts % Discounts &
Balance Current 30-59 60-89 > 90 Nonaccrual & Reserves Nonaccrual Reserves
Builder Loans
Memphis Area 17,849 $  8,907 $    2,877 $  158 $   - $ 5,907 $       1,752 $       33.1% 9.81%
North Mississippi 5,047 - - - - 5,047 728 100.0% 14.42%
Little Rock 16,408 12,152 691 - 323 3,242 636 19.8% 3.87%
Northeast Ark. 3,046 2,477 - - - 569 85 18.7% 2.78%
Northwest Ark. 10,971 5,579 1,630 918 191 2,653 656 24.2% 5.98%
Total 53,321 $  29,115 $  5,198 $  1,076 $ 514 $ 17,419 $     3,855 $       32.7% 7.23%
On 12/31/07
61,822 $  39,245 $ 3,030 $ 144 $   - $ 19,402 $     3,476 $      31.4% 5.62%
By Dollar Amount ($000)
# Of Days Past Due

Asset Quality
Asset Quality
1Q08 Compared To 4Q07
1Q08 Compared To 4Q07
($thousands)
4Q07 1Q08 4Q07 1Q08 4Q07 1Q08
Nonaccruals 3,545 $        4,408 $        32,562 $      29,698 $      36,107 $         34,107 $
OREO & Foreclosed 1,688 2,164 7,726 7,560 9,413 9,724
90+ Days Past Due 1,684 1,437 971 2,394 2,655 3,831
Nonperforming Assets 6,917 $        8,009 $        41,259 $      39,652 $      48,175 $         47,662 $
NPAs/Assets 0.19% 0.22% 3.14% 2.73% 0.98% 0.93%
NPAs/(Loans + OREO) 0.26% 0.30% 5.06% 5.03% 1.40% 1.39%
LLR/Loans 0.93% 0.92% 1.72% 1.89% 1.12% 1.14%
Net Charge-Offs/Loans 0.12% 0.10% 0.14% 0.58% 0.12% 0.21%
Past Dues:
30-89 Days Past Due 10,042 $      9,604 $        8,202 $        9,725 $        18,244 $         19,329 $
90+ days Past Due 1,684 1,437 971 2,394 2,655 3,831
Nonaccual Loans 3,545 4,408 32,562 29,698 36,107 34,107
Total 30+ Past Dues 15,271 $      15,449 $      41,735 $      41,817 $      57,006 $         57,267 $
% Loans 0.58% 0.58% 4.93% 4.99% 1.66% 1.67%
Loan Mix:
Commercial 55.4% 55.7% 63.0% 65.3% 56.7% 57.1%
Consumer 13.6% 13.9% 22.8% 22.8% 16.0% 16.3%
Mortgage 19.5% 19.0% 7.2% 7.2% 16.8% 16.6%
Business Banking 2.3% 2.3% 0.0% 1.2% 1.8% 2.1%
Indirect 9.2% 9.1% 0.0% 0.0% 7.0% 7.0%
Credit Cards 0.0% 0.0% 7.0% 3.5% 1.7% 0.9%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Pulaski IBERIABANK Corporation IBERIABANK

Asset Quality
Asset Quality
Trends –
Trends –
Entity NPAs & Past Dues
Entity NPAs & Past Dues
3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 $Chg
9/30/06 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 Last Qtr.
Nonaccrual Louisiana 2,904 $        2,701 $        3,100 $          2,532 $          2,994 $          3,545 $          4,408 $          863 $
Pulaski - - 12,456 11,718 13,197 32,562 29,699 (2,863)
Consolidated 2,904 $        2,701 $        15,556 $        14,250 $        16,191 $        36,107 $        34,107 $        (2,000) $
OREO & Foreclosed Assets Louisiana 1,177 $        2,008 $        2,439 $          1,769 $          1,937 $          1,688 $          2,164 $          476 $
Pulaski - - 911 2,497 4,796 7,726 7,560 (166)
Consolidated 1,177 $        2,008 $        3,350 $          4,266 $          6,733 $          9,413 $          9,724 $          311 $
Accruing 90+ Days Past Due Louisiana 1,873 $        310 $           253 $             914 $             1,067 $          1,684 $          1,437 $          (247) $
Pulaski - - 142 1,670 4,046 971 2,394 1,423
Consolidated 1,873 $        310 $           395 $             2,584 $          5,113 $          2,655 $          3,831 $          1,176 $
Total NPAs Louisiana 5,954 $        5,019 $        5,793 $          5,215 $          5,998 $          6,917 $          8,009 $
1,092 $
Pulaski - - 13,509 15,885 22,039 41,258 39,653
(1,605)
Consolidated 5,954 $        5,019 $        19,302 $        21,100 $        28,037 $        48,175 $        47,662 $        (513) $
NPAs / Total Assets Louisiana 0.19% 0.16% 0.18% 0.16% 0.17% 0.19% 0.22%
Pulaski n.m. n.m. 0.98% 1.15% 1.61% 3.14% 2.73%
Consolidated 0.19% 0.16% 0.42% 0.45% 0.58% 0.98% 0.93%
30-89 Days Past Due Louisiana 4,261 $        5,303 $        11,060 $        6,671 $          6,197 $          10,042 $        9,604 $          (439) $
Pulaski - - 8,055 10,592 9,030 8,202 9,725 1,523
Consolidated 4,261 $        5,303 $        19,116 $        17,263 $        15,227 $        18,244 $        19,329 $
1,085 $
30-89 Days PDs / Loans Louisiana 0.20% 0.24% 0.49% 0.28% 0.25% 0.38% 0.36%
Pulaski n.m. n.m. 1.05% 1.33% 1.05% 0.97% 1.25%
Consolidated 0.20% 0.24% 0.63% 0.54% 0.46% 0.53% 0.56%

Asset Quality
Asset Quality
Trends –
Trends –
Entity LLR & Net COs
Entity LLR & Net COs
3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 $Chg
9/30/06 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/08
Last Qtr.
Loan Loss Reserve* Louisiana 33,954 $      29,922 $      29,968 $        27,999 $      23,669 $      24,417 $      24,434 $      17 $
Pulaski -               -               8,743             9,827           12,044         13,868         14,769         901
Consolidate 33,954 $      29,922 $      38,711 $        37,826 $      35,713 $      38,285 $      39,203 $      918 $
LLR / Total Loans Louisiana 1.56% 1.34% 1.32% 1.17% 0.95% 0.93% 0.92%
Pulaski n.m. n.m. 1.15% 1.24% 1.47% 1.72% 1.89%
Consolidate 1.56% 1.34% 1.28% 1.19% 1.08% 1.12% 1.14%
Net Charge-Offs Louisiana 76 $             85 $             54 $               134 $           230 $           750 $           678 $           (72) $
Pulaski -               -               110                160              190              279              1,100           821
Consolidate 76 $             85 $             164 $             294 $           420 $           1,029 $        1,778 $        749 $
Net COs/Avg Loans Louisiana 0.01% 0.02% 0.01% 0.02% 0.04% 0.12% 0.10%
Pulaski n.m. n.m. 0.09% 0.08% 0.09% 0.14% 0.58%
Consolidate 0.01% 0.02% 0.02% 0.04% 0.05% 0.12% 0.21%
LLR Coverage Of NPAs Louisiana 570% 596% 517% 537% 395% 353% 305%
Pulaski n.m. n.m. 65% 62% 55% 34% 37%
Consolidate 570% 596% 201% 179% 127% 79% 82%
*
Does not include loan discounts associated with acquisitions.

Asset Quality
Asset Quality
Loan Mix And 30 Days+ Past Due
Loan Mix And 30 Days+ Past Due
3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
9/30/06 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/08
% of Outstandings Commercial 49.3% 51.7% 53.9% 54.8% 55.3% 56.7% 57.1%
Mortgage 23.5% 21.4% 20.3% 17.9% 17.6% 16.8% 16.6%
Consumer 13.9% 13.8% 14.8% 16.4% 16.4% 16.0% 16.3%
Indirect 10.5% 10.2% 7.5% 7.4% 7.3% 7.0% 7.0%
Business Bankin 2.4% 2.5% 1.9% 1.9% 1.8% 1.8% 2.1%
Credit Cards 0.4% 0.4% 1.6% 1.6% 1.6% 1.7% 0.9%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Past Due 30+ Days* Commercial 0.22% 0.19% 1.30% 1.02% 1.21% 1.95% 2.00%
Mortgage 0.38% 0.28% 1.29% 1.06% 0.82% 1.06% 0.90%
Consumer 0.80% 0.76% 0.79% 1.54% 1.39% 1.74% 1.66%
Indirect 0.83% 0.90% 0.66% 0.65% 0.66% 1.21% 0.97%
Business Bankin 0.65% 0.58% 0.43% 0.59% 0.04% 0.11% 1.30%
Credit Cards 1.31% 1.12% 0.72% 0.70% 0.94% 0.82% 1.44%
Total Loans 0.41% 0.37% 1.15% 1.07% 1.10% 1.66% 1.69%
Louisiana 0.41% 0.37% 0.64% 0.42% 0.41% 0.59% 0.59%
Pulaski n.m. n.m. 2.70% 3.02% 3.04% 4.93% 4.99%
Consolidated 0.41% 0.37% 1.15% 1.07% 1.10% 1.66% 1.69%
* Includes nonaccruing loans

Asset Quality
Asset Quality
Legacy –
Legacy –
Classified Assets
Classified Assets
Note: Classified Assets Include Substandard, Doubtful and Loss Note: Classified Assets Include Substandard, Doubtful and Loss
$-
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
Classified Assets - Legacy IBERIABANK
Loss
Doubtful
Substandard

Asset Quality
Asset Quality
Loan Loss Reserve
Loan Loss Reserve
Louisiana Franchise –
Louisiana Franchise –
Improved Situation
Improved Situation
•
•
85% Of LA Loan Portfolio Is In South Louisiana
85% Of LA Loan Portfolio Is In South Louisiana
•
•
South Louisiana Credits Performing Very Well
South Louisiana Credits Performing Very Well
•
•
Classified Assets And NPAs Remain Strong
Classified Assets And NPAs Remain Strong
•
•
$0.7 Million Loan Loss Provision In 1Q08 (4Q07 = $1.5 Million)
$0.7 Million Loan Loss Provision In 1Q08 (4Q07 = $1.5 Million)
Pulaski Franchise –
Pulaski Franchise –
Mixed Situation
Mixed Situation
•
•
Most Of Loan Portfolio Is In Very Good Shape
Most Of Loan Portfolio Is In Very Good Shape
•
•
Construction Portfolio Remains Soft
Construction Portfolio Remains Soft
•
•
Aggressively Addressing Potential Problems
Aggressively Addressing Potential Problems
•
•
$2.0
$2.0
Million
Million
Loan
Loan
Loss
Loss
Provision
Provision
in
in
1Q08
1Q08
(4Q07
(4Q07
=
=
$2.1
$2.1
Million)
Million)
$1.8 Million In Net Charge-Offs In
$1.8 Million In Net Charge-Offs In
1Q08 (0.21% Loans) & $1.0 Million
1Q08 (0.21% Loans) & $1.0 Million
For Change In Asset Quality
For Change In Asset Quality
No Provision Need For Loan
No Provision Need For Loan
Growth Due To Credit Card Sale
Growth Due To Credit Card Sale
3Q07 4Q07 1Q08
Net Charge-Offs 420 $       1,029 $    1,803 $
Loan Growth 1,378       1,375       (63)
Change In Asset Quality (3,491)      1,198       955
Loan Loss Provision (1,693) $   3,602 $    2,695 $
Net Charge-Offs/Avg. Loans 0.05% 0.12% 0.21%
Loan Loss Reserve/Loans 1.08% 1.12% 1.14%

Asset Quality
Asset Quality
C&D Loans
C&D Loans
Compared To
Compared To
Peers
Peers
Source: SNL, using most recent quarterly information Source: SNL, using most recent quarterly information
5%
14%
16%
17%
17%
18%
23%
32%
37%
40%
0%
5%
10%
15%
20%
25%
30%
35%
40%
IBKC SFNC CCBG TRMK HBHC BXS WTNY SBCF OZRK UCBI
Construction & Land Development Loans / Total Loans
(Most Recent Quarter Information)
0%
0%
0%
1%
2%
3%
3%
4%
9%
10%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
BXS OZRK UCBI SFNC HBHC WTNY CCBG TRMK SBCF IBKC
C&D Nonaccruals / Total C&D Loans
(Most Recent Quarter Information)
One Of The Lowest
One Of The Lowest
Levels Of C&D Loan
Levels Of C&D Loan
Exposure Compared
Exposure Compared
To Peers
To Peers
One Of The Highest
One Of The Highest
Levels Of C&D
Levels Of C&D
Nonaccrual Loans
Nonaccrual Loans
Addressing C&D
Addressing C&D
Exposure Assertively
Exposure Assertively

Asset Quality
Asset Quality
Consumer Portfolio
Consumer Portfolio
Cumulative FICO Score Distribution
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
IBERIABANK
Pulaski
75% Of Home Equity
75% Of Home Equity
Portfolio Is In The
Portfolio Is In The
Acadiana Area
Acadiana Area
Average FICO Score  = 710
Average FICO Score  = 710
30 Days Or More Past Due
30 Days Or More Past Due
As % Total Loans = 1.25%
As % Total Loans = 1.25%
1Q08 Production:
1Q08 Production:
•
•
800 Loans
800 Loans
•
•
$53 Million
$53 Million
•
•
FICO Score = 751
FICO Score = 751
•
•
Average LTV = 66%
Average LTV = 66%
FICO Scores Of Personal Loan Portfolios At IBKC
Subsidiaries
0%
1%
2%
3%
4%
5%
6%
7%
IBERIABANK
Pulaski

Asset Quality
Asset Quality
Commercial Real Estate Portfolio
Commercial Real Estate Portfolio
Note: Includes commercial construction and land development loans
Note: Includes commercial construction and land development loans
s
IBERIABANK Pulaski Bank TOTAL
Non-Owner Occupied
Current 265.0 $            164.0 $            428.9 $
Past Due - 7.3 7.3
Non Accrual 0.3 24.0 24.2
Total 265.3 $            195.2 $            460.5 $
% Non Accrual 0.11% 12.28% 5.27%
Owner Occupied
Current 707.3 $            157.0 $            864.4 $
Past Due 2.6 0.1 2.6
Non Accrual 1.4 1.7 3.1
Total 711.3 $            158.8 $            870.1 $
% Non Accrual 0.20% 1.08% 0.36%
Total Dollars 976.5 $            354.0 $            1,330.6 $
% Non Accrual 0.17% 7.25% 2.06%

Asset Quality
Asset Quality
Owner-Occupied CRE By Industry
Owner-Occupied CRE By Industry
1 Real Estate 33.5%
2 Other Non-Industry Specific CRE (Mortgage) 7.1%
3 Accommodation 7.1%
4 Nursing and Residential Care Facilities 5.1%
5 Private Households 4.9%
6 Heavy and Civil Engineering Construction 4.2%
7 Ambulatory Health Care Services 3.8%
8 Hospitals 2.9%
9 Religious, Grantmaking, Civic, Professional, and
Similar Organizations
2.4%
10 Construction of Buildings 2.2%
11 Professional, Scientific, and Technical Services 2.2%
12 Plastics and Rubber Products Manufacturing 2.0%
13 Forestry and Logging 1.9%
14 Warehousing and Storage 1.7%
15 Personal and Laundry Services 1.5%
16 Amusement, Gambling, and Recreation Industries 1.2%
17 Motor Vehicle and Parts Dealers 1.1%
18 Wood Product Manufacturing 1.1%
19 Gasoline Stations 1.1%
20 Insurance Carriers and Related Activities 0.9%
21 Merchant Wholesalers, Durable Goods 0.9%
22 Furniture and Home Furnishings Stores 0.9%
23 Food Services and Drinking Places 0.8%
24 Crop Production 0.8%
25 Management of Companies and Enterprises 0.8%
26 Social Assistance 0.7%
27 Repair and Maintenance 0.7%
28 Support Activities for Mining 0.7%
29 Machinery Manufacturing 0.6%
30 Funds, Trusts, and Other Financial Vehicles 0.5%
31 Educational Services 0.4%
32 Administrative and Support Services 0.4%
33 Animal Production 0.4%
34 Securities, Commodity Contracts, and Other
Financial Investments and Related Activities
0.4%
35 Merchant Wholesalers, Nondurable Goods 0.4%
36 Rental and Leasing Services 0.3%
37 Specialty Trade Contractors 0.3%
38 Nonmetallic Mineral Product Manufacturing 0.2%
39 Miscellaneous Store Retailers 0.2%
40 Chemical Manufacturing 0.2%
41 Fabricated Metal Product Manufacturing 0.2%
42 Credit Intermediation and Related Activities 0.2%
43 Paper Manufacturing 0.2%
44 Building Material and Garden Equipment and
Supplies Dealers
0.2%
45 Clothing and Clothing Accessories Stores 0.1%
46 Electronics and Appliance Stores 0.1%
47 Lessors of Nonfinancial Intangible Assets (except
Copyrighted Works)
0.1%
48 Truck Transportation 0.1%
49 Fishing, Hunting and Trapping 0.1%
50 Printing and Related Support Activities 0.1%
51 Food and Beverage Stores 0.1%
52 Nonstore Retailers 0.1%
53 Waste Management and Remediation Services 0.1%
54 Museums, Historical Sites, and Similar
Institutions
0.1%
55 Support Activities for Agriculture and Forestry 0.0%
56 Mining (except Oil and Gas) 0.0%
57 Motion Picture and Sound Recording Industries 0.0%
58 Justice, Public Order, and Safety Activities 0.0%
59 Textile Product Mills 0.0%
60 Administration of Human Resource Programs 0.0%

19 Financial Overview

Financial Overview
Financial Overview
Favorable Balance Sheet Growth
Favorable Balance Sheet Growth
•
•
Loans +$48mm, +1% Loans +$48mm, +1%
•
•
Deposits +$107mm +3% Deposits +$107mm +3%
•
•
Loan/Deposits = 90% Loan/Deposits = 90%
•
•
Equity +$22mm, +5% Equity +$22mm, +5%
•
•
Equity/Assets = 9.97% Equity/Assets = 9.97%
•
•
Tier 1 Leverage = 7.46% Tier 1 Leverage = 7.46%
•
•
Div Payout = 33% Div Payout = 33%
•
•
ROA = 1.08% ROA = 1.08%
•
•
ROE = 10.46% ROE = 10.46%
•
•
ROTE = 21.48% ROTE = 21.48%
•
•
Efficiency Ratio = 62.2% Efficiency Ratio = 62.2%
•
•
Tang Eff. Ratio = 59.7% Tang Eff. Ratio = 59.7%
•
•
BV/Share = $39.76 BV/Share = $39.76
•
•
Tang BV/Share = $19.58 Tang BV/Share = $19.58
$600
$1,000
$1,400
$1,800
$2,200
$2,600
$3,000
$3,400
$3,800
Loans
Deposits
Quarterly Averages
Annual Average Balances
-1%
20%
17
17
22%
34%
1%
3%
7%
4%
13
16
18%
9%
15%
12%
17
11%
14%
13%
8%
16%
46%
56%
36%
42%
55%
46%
52%
43%
45%
52%
23%
15%

Base Blue Forward
Change In: -200 bp -100 bp Case +100 bp +200 bp Chip Curve
Net Interest
Income
-6% -2% 0% 2% 4% 0% 0%
Economic
Value of
Equity
-4% -1% 0% 1% 0% -- --
Financial Overview
Financial Overview
Interest Rate Simulations
Interest Rate Simulations
Source: Bancware
Source: Bancware
Bancware model, as of March 31, 2008 model, as of March 31, 2008
As Rates Have Fallen, Become Slightly Asset Sensitive
As Rates Have Fallen, Become Slightly Asset Sensitive
Degree Is A Function Of The Reaction Of Competitors To
Degree Is A Function Of The Reaction Of Competitors To
Changes In Deposit Pricing
Changes In Deposit Pricing
Forward Curve Has Little Projected Impact Over 12 Months
Forward Curve Has Little Projected Impact Over 12 Months

Financial Overview
Financial Overview
Recent Rate Movements
Recent Rate Movements
Declining
Declining
Interest Rate
Interest Rate
Environment
Environment
Futures
Futures
Markets
Markets
Suggest
Suggest
Significant
Significant
Fed Cuts
Fed Cuts
Expected
Expected
Since Early
Since Early
August, Still
August, Still
Exists A
Exists A
Substantial
Substantial
Market
Market
Dislocation,
Dislocation,
Though
Though
Improving
Improving
Source: Bloomberg on April 20, 2008 Source: Bloomberg on April 20, 2008
Short-Term Interest Daily Rates
2.00%
2.91%
1.35%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
5.50%
6.00%
6.50%
Overnight Repo Rate
LIBOR (3-Mo)
T-Bills (3-Mo)
3-Month
LIBOR
Overnight Repo
3-Month T-
Bill

Financial Overview
Financial Overview
Margin Change In 1Q08
Margin Change In 1Q08
Reported Spread Declined 9 Basis Points;
Reported Spread Declined 9 Basis Points;
Margin Declined 14 Basis Points To 3.04%
Margin Declined 14 Basis Points To 3.04%
Primary Causes Of 1Q08 Margin Decline:
Primary Causes Of 1Q08 Margin Decline:
•
•
Deposit Campaign Placed In Excess Cash
Deposit Campaign Placed In Excess Cash
•
•
Change In Deposit Rates
Change In Deposit Rates
•
•
Trust Preferred Securities
Trust Preferred Securities
•
•
Decrease Nonint. Bearing Deposits $10mm
Decrease Nonint. Bearing Deposits $10mm
•
•
Total Impact Of Above Items
Total Impact Of Above Items
(8 bps.)
(8 bps.)
(5 bps.)
(5 bps.)
(2 bps.)
(2 bps.)
(1 bp.)
(1 bp.)
(16 bps.)
(16 bps.)

Financial Overview
Financial Overview
Trends -
Trends -
Mortgage Interest Rates
Mortgage Interest Rates
Source: National Home Builders Association Source: National Home Builders Association
Rising
Rising
Interest Rate
Interest Rate
Environment
Environment
In 2005-06
In 2005-06
Spike Up In
Spike Up In
Mid-2007
Mid-2007
And Rapid
And Rapid
Decline
Decline
Since Then
Since Then
Mortgage
Mortgage
Rates Have
Rates Have
Converged
Converged
Significant
Significant
Pick-up In
Pick-up In
Refinance
Refinance
Activity (40%
Activity (40%
Recently)
Recently)
Mortgage Interest Rate Trend
5.94
5.49
5.64
5.28
3.00
3.50
4.00
4.50
5.00
5.50
6.00
6.50
7.00
30-year
15-year
5/1 ARM
Adjustable
30-Year Fixed
Adjustable
5/1 ARM
15-Year Fixed

Financial Overview
Financial Overview
Mortgage Quarterly Revenues
Mortgage Quarterly Revenues
Closed $987mm
Closed $987mm
In Full Year 2007
In Full Year 2007
In 1Q08 Closed
In 1Q08 Closed
$249mm (+18%
$249mm (+18%
Vs. 4Q07)
Vs. 4Q07)
In 1Q08 Sold
In 1Q08 Sold
$230mm (+9%
$230mm (+9%
Vs. 4Q07)
Vs. 4Q07)
1Q08 Vs. 1Q07:
1Q08 Vs. 1Q07:
+25% Increase
+25% Increase
In Mortgage
In Mortgage
Revenues
Revenues
$95 Million
$95 Million
Locked Pipeline
Locked Pipeline
On 4/18/08
On 4/18/08
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
$6.0
$6.5
2003 2004 2005 2006 2007 2008
Mortgage Gains On Sale Of Loans
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
**
**
Assumes Pulaski's acquisition of IBERIABANK Mortgage beginning in February 2007

Financial Overview
Financial Overview
Title Insurance Qtrly
Title Insurance Qtrly
Revenues
Revenues
256 Full-Time
256 Full-Time
Employees And
Employees And
30 Offices
30 Offices
Completed And
Completed And
Integrated
Integrated
United Title Of
United Title Of
Louisiana In
Louisiana In
April 2007
April 2007
2007: 14,634
2007: 14,634
Closings (+9%)
Closings (+9%)
& Revenues Of
& Revenues Of
$18mm (+22%)
$18mm (+22%)
1Q08: $4.5mm
1Q08: $4.5mm
In Revenues
In Revenues
(+3% Vs. 4Q07)
(+3% Vs. 4Q07)
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
$6.0
$6.5
2003 2004 2005 2006 2007 2008
Title Insurance Revenues
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
**
** Includes the acquisition of United Title beginning in April 2007

27 Markets

Markets –
Markets –
Deposit Campaign
Deposit Campaign
Summary Of Results
Summary Of Results
Targeted Markets
Targeted Markets
Over 6,000 New Accounts
Over 6,000 New Accounts
3,300 Clients (1,600 New)
3,300 Clients (1,600 New)
$360 Million By 3/31/08
$360 Million By 3/31/08
•
•
70% New Money
70% New Money
$442 Million By 4/21/08
$442 Million By 4/21/08
Opportune Time In Rate
Opportune Time In Rate
Cycle & Competition
Cycle & Competition
Near-Term Costs (Advertising,
Near-Term Costs (Advertising,
Excess Cash Until Deployed)
Excess Cash Until Deployed)
Builds On Retail Enhancements:
Builds On Retail Enhancements:
•
•
Platform Automation
Platform Automation
•
•
New Branches
New Branches
•
•
Strategic Recruits
Strategic Recruits
•
•
Retail Incentive Program
Retail Incentive Program
•
•
Drive For Success
Drive For Success

Markets -
Markets -
Branches
Branches
Branch Expansion Initiative
Branch Expansion Initiative
Period-End Loan And Deposit Volumes
14 Offices
14 Offices
1Q08 Loans
1Q08 Loans
Of $89 mm
Of $89 mm
(+131% 1-Yr)
(+131% 1-Yr)
1Q08
1Q08
Deposits Of
Deposits Of
$169 mm
$169 mm
(+183% 1-Yr)
(+183% 1-Yr)
$-
$20
$40
$60
$80
$100
$120
$140
$160
$180
2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
Deposits
Loans

Markets –
Markets –
Local Economies
Local Economies
Oil & Gas Impact
Oil & Gas Impact
Source: Bloomberg on April 20, 2008 Source: Bloomberg on April 20, 2008
$10.06
$116.69
$-
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
$20.00
$-
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
$80.00
$90.00
$100.00
$110.00
$120.00
Natural Gas (Left Scale)
Crude Oil (Right Scale)

Markets –
Markets –
Local Economies
Local Economies
Oil & Gas –
Oil & Gas –
Louisiana
Louisiana
The Gulf Of Mexico
The Gulf Of Mexico
Accounts For:
Accounts For:
1/3 Of U.S. Oil
1/3 Of U.S. Oil
Production
Production
20% Of U.S. Natural
20% Of U.S. Natural
Gas Production
Gas Production
LA Ranks 4   In U.S. Crude Oil Production
LA Ranks 4   In U.S. Crude Oil Production
2 of 4 U.S. Strategic Petro Reserves in LA
2 of 4 U.S. Strategic Petro Reserves in LA
LA Processes 1/5 Of Foreign Crude In US
LA Processes 1/5 Of Foreign Crude In US
2    Highest Petro Products Processed
2    Highest Petro Products Processed
LA Ranks 2    In Natural Gas Production
LA Ranks 2    In Natural Gas Production
th
nd
nd

Markets –
Markets –
Local Economies
Local Economies
Oil & Gas –
Oil & Gas –
Fayetteville Shale
Fayetteville Shale
Source: State Of Arkansas Oil & Gas Commission Source: State Of Arkansas Oil & Gas Commission

Markets –
Markets –
Local Economies
Local Economies
Big Local Economic Influences
Big Local Economic Influences
Fayetteville Shale Play (10 Counties In Arkansas)
Fayetteville Shale Play (10 Counties In Arkansas)
•
•
Estimated Benefit Over 10-15+ Years
Estimated Benefit Over 10-15+ Years
•
•
2003-05: $158MM Direct; $190MM Total
2003-05: $158MM Direct; $190MM Total
•
•
2005-08 Estimated: $3.8 Bil. Direct; $5.5 Bil. Total
2005-08 Estimated: $3.8 Bil. Direct; $5.5 Bil. Total
•
•
Estimated: 9,683 Jobs And Add $358MM In Taxes
Estimated: 9,683 Jobs And Add $358MM In Taxes
Haynesville Shale Play (Shreveport/Bossier City, LA)
Haynesville Shale Play (Shreveport/Bossier City, LA)
•
•
Potential Significant Play In The Very Early Stages
Potential Significant Play In The Very Early Stages
Cyberspace Command (Shreveport/Bossier City, LA)
Cyberspace Command (Shreveport/Bossier City, LA)
•
•
Current “Provisional HQ”; In The Running For Final
Current “Provisional HQ”; In The Running For Final
•
•
Estimated: 10,000+ Jobs With Avg. Salary = $70,000
Estimated: 10,000+ Jobs With Avg. Salary = $70,000
Katrina/Rita Rebuilding (South Louisiana)
Katrina/Rita Rebuilding (South Louisiana)
•
•
Latest Cost Estimate: $127 Billion
Latest Cost Estimate: $127 Billion
•
•
Average Of $425,000 Per Person
Average Of $425,000 Per Person

Markets –
Markets –
Local Economies
Local Economies
Housing’s Share Of State GDP
Housing’s Share Of State GDP
Source: NAHB; Figures represent 2005 levels as indicative of peak period
US Average: 16.6%
Arkansas: 12.4%
Mississippi: 12.1%
Louisiana: 9.4%
5.0% 10.0% 15.0% 20.0% 25.0% 30.0%
Nevada
Hawaii
Florida
Arizona
California
Maryland
Colorado
Idaho
Montana
Oregon
New Jersey
Virginia
Washington
New
Vermont
Rhode Island
Utah
Maine
South Carolina
Massachusett
United States
Illinois
Minnesota
New York
Georgia
North Carolina
Wisconsin
Michigan
Connecticut
Tennessee
Pennsylvania
Missouri
New Mexico
Ohio
Indiana
Alabama
Kentucky
Kansas
Wyoming
West Virginia
Arkansas
Iowa
Oklahoma
Mississippi
Nebraska
Texas
Delaware
South Dakota
North Dakota
District of
Alaska
Louisiana
Housing Share Of State GDP
Nationwide, Nationwide,
Housing Housing
Peaked In 2005 Peaked In 2005
Housing Was A Housing Was A
Substantial Substantial
Contributor To Contributor To
State Economic State Economic
Growth--Now
Growth--Now
--Now
Now
Working In Working In
Reverse Reverse
Our Markets: Our Markets:
Minimal Impact Minimal Impact

Markets –
Markets –
Local Economies
Local Economies
Unemployment –
Unemployment –
Vs. U.S. MSAs
Vs. U.S. MSAs
Source: U.S. Department of Labor, Bureau of Labor Statistics Source: U.S. Department of Labor, Bureau of Labor Statistics
Ranking 369 U.S. MSAs
February 2008 Unemployment Rates (Red)
Dashed Line Indicates November 2007
-
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
11.0
12.0
13.0
14.0
1 11 21 31 41 51 61 71 81 91 101 111 121 131 141 151 161 171 181 191 201 211 221 231 241 251 261 271 281 291 301 311 321 331 341 351 361
4.5%
U.S. Average = 5.2%
#1 Houma, LA 2.5%
#3 Lafayette, LA 2.6%
#29 Baton Rouge, LA 3.4%
#34 Alexandria, LA 3.5%
#19 New Orleans, LA 3.1%
#88 Shreveport, LA 4.1%
#91 NW AR 4.2%
#161 Little Rock, AR 4.9%
#227 Jonesboro, AR 5.5%
#268 Memphis, TN 6.0%
Nov. 2007
Feb. 2008
#48 Lake Charles, LA 3.6%
#64 Monroe, LA 3.9%
%

Markets -
Markets -
Housing
Housing
Foreclosures & High-Rate Loans
Foreclosures & High-Rate Loans
High-Rate
State % Change Loans As %
Rank Jul-07 Aug-07 Sep-07 Sep 06-07 Total Loans
United States 693         510         557         99%
Tennessee 12        748         569         654         46% 24%
Arkansas 18        1,196      1,219      929         20% 21%
Louisiana 39        3,484      2,824      3,135      78% 24%
Mississippi 46        7,354      7,534      7,627      105% 28%
Other:
Nevada 1          199 165 185 187% 29%
Florida 2          431         243         248         158% 32%
California 3          333 224 253         246% 24%
Michigan 4          320 288 314         82% 27%
Sources: RealtyTrac WSJ, 10/11/07
# Of Households For Each
Foreclosure (Higher The
Better)
Foreclosure Trends In Our Markets Are More
Foreclosure Trends In Our Markets Are More
Favorable, Except In Memphis
Favorable, Except In Memphis

Markets -
Markets -
Housing
Housing
Local –
Local –
Lafayette Home Inventory
Lafayette Home Inventory
Acadiana
Acadiana
Housing
Housing
Inventory
Inventory
Edged Up
Edged Up
Slightly In
Slightly In
Early 2008
Early 2008
Remains
Remains
Well Below
Well Below
National
National
Average
Average
Acadiana Region - Months Supply Of Housing
-
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
11.0
12.0
Sep 05 Mar 06 Dec 06 Feb 07 Jun 07 Sep 07 Oct 07 Nov 07 Dec 07 Feb 08
U.S. Average-Existing Homes
U.S. Average-New Homes
Lafayette-All Properties
All Acadiana Parishes
Source: Van Eaton & Romero and Bloomberg Source: Van Eaton & Romero and Bloomberg

Summary Of IBKC
Summary Of IBKC
Industry Operating Environment--Challenging
Industry Operating Environment--Challenging
•
•
Housing
Housing
•
•
Credit Risk
Credit Risk
•
•
Interest Rate Risk
Interest Rate Risk
•
•
Operations Risk
Operations Risk
We Tend To Move “Ahead Of The Curve”
We Tend To Move “Ahead Of The Curve”
Focus On Long-Term Investments & Payback
Focus On Long-Term Investments & Payback
Organic And External Growth
Organic And External Growth
Both Expense Control And Revenue Growth
Both Expense Control And Revenue Growth
EPS/Stock
EPS/Stock
Price
Price
Linkage
Linkage
-
-
Shareholder
Shareholder
Focus
Focus
Favorable Risk/Return Compared To Peers
Favorable Risk/Return Compared To Peers